                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                              TELEDYNE, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/X/ $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
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/X/  Fee paid previously with preliminary materials.*
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
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     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

* $500 fee paid previously in connection with the filing of materials pursuant to Section 240.14a-11(c) on February 24, 1995.

                              [Logo] TELEDYNE, INC.

                     --------------------------------------
                          MAXIMIZING SHAREHOLDER VALUE:
                                   COMMITMENT
                     --------------------------------------

     [Logo] Substantial shareholder value will be created through execution of Teledyne's business plan.

     [Logo] Committed to determine if sale of the Company could deliver greater shareholder value.

     [Logo]    Committed to doing the right thing for our shareholders.

                              [Logo] TELEDYNE, INC.

                     --------------------------------------
                          MAXIMIZING SHAREHOLDER VALUE:
                                 CURRENT PROCESS
                     --------------------------------------

     THE COMPANY:

     [Logo] Commenced a process to solicit offers for the possible sale of Teledyne;

     [Logo] Retained the investment banking firm of Goldman, Sachs & Co. to assist in the process;

     [Logo] Received and is responding to expressions of interest from third parties other than WHX Corporation;

     [Logo] Is providing WHX Corporation the opportunity to participate in the process on the same basis as any other bidder;

     [Logo] Process is well underway and being pursued carefully and expeditiously.

                              [Logo] TELEDYNE, INC.

                     --------------------------------------
                          MAXIMIZING SHAREHOLDER VALUE:
                             RECENT ACCOMPLISHMENTS
                     --------------------------------------

     [Logo]    Disposed of more than 25 businesses.

     [Logo] Realigned 65 operating companies into 18, reducing overhead costs and eliminating layer of corporate management.

     [Logo] Resolved virtually all significant litigation dating from the 1980s.

     [Logo]    Resumed quarterly dividend.

     [Logo]    Adopted EVA as primary measure of financial performance.

     [Logo] Encouraged by trend of 1994 results and strong performance so far in 1995.

                              [Logo] TELEDYNE, INC.

                     --------------------------------------
                        STRATEGIES FOR PROFITABLE GROWTH
                     --------------------------------------

     [Logo] Business renewal through process improvement and new product development.

     [Logo]    Expanded international business.

     [Logo]    Developing commercial products from defense technologies.

     [Logo]    Acquisitions of complementary businesses.

TELEDYNE, INC.
RESULTS OF OPERATIONS
(IN MILLIONS)


                                                            YEAR
                                                 ---------------------------    4TH QUARTER
                                                   1994     1993     1992          1994
                                                 ---------------------------    -----------
               SALES:

               CONTINUING OPERATIONS:
                 AVIATION AND ELECTRONICS           899.4    976.4  1,045.5         241.2
                 SPECIALTY METALS                   683.6    626.3    628.7         179.0
                 INDUSTRIAL                         322.8    338.7    311.7          94.2
                 CONSUMER                           316.3    313.1    303.0          85.3
                                                 ---------------------------    -----------
                                                  2,222.1  2,254.5  2,288.9         599.7

               DISCONTINUED                         169.1    237.2    598.7          44.7
                                                 ---------------------------    -----------
                 TOTAL                            2,391.2  2,491.7  2,887.6         644.4
                                                 ---------------------------    -----------
                                                 ---------------------------    -----------

               INCOME BEFORE TAXES, EXTRAORDINARY
                 LOSS AND CUMULATIVE EFFECT OF
                 ACCOUNTING CHANGES:

               CONTINUING OPERATIONS

               AVIATION AND ELECTRONICS              (2.2)    49.5     56.0          36.8
                 Government Settlements              88.8      3.6     19.7             -
                                                 ---------------------------    -----------
                                                     86.6     53.1     75.7          36.8

               SPECIALTY METALS                      28.6     33.9     28.0          (3.1)
                 Government Settlements              13.0        -      0.2          13.0
                                                 ---------------------------    -----------
                                                     41.6     33.9     28.2           9.9

               INDUSTRIAL                            13.5     15.1     11.6          11.0

               CONSUMER                              22.2     21.5     27.5           7.6
                                                 ---------------------------    -----------

                                                    163.9    123.6    143.0          65.3

               CORPORATE EXPENSE
                 Salaries and Benefits              (21.2)   (23.9)   (23.6)         (4.4)
                 Other                              (52.3)   (52.4)   (44.5)        (17.9)

               INTEREST EXPENSE                     (43.5)   (45.1)   (56.2)        (11.2)

               PENSION INCOME                        79.1     66.2     37.9          22.5

               OTHER                                 10.2     14.1      4.6           0.8
                                                 ---------------------------    -----------

                  TOTAL CONTINUING                  136.2     82.5     61.2          55.1


               DISCONTINUED                         (38.1)    (6.0)    45.7          (4.0)

               GOVERNMENT SETTLEMENTS -
                 CONTINUING OP'                    (101.8)    (3.6)   (19.9)        (13.0)

               GAIN ON SALE OF LITTON COMMON
                 STOCK                                  -     40.4        -             -
                                                 ---------------------------    -----------
               TOTAL                                 (3.7)   113.3     87.0          38.1
                                                 ---------------------------    -----------
                                                 ---------------------------    -----------

               MARGINS EXCLUDING GOVERNMENT
                 SETTLEMENTS:

               AVIATION AND ELECTRONICS               9.6%     5.4%     7.2%         15.3%
               SPECIALTY METALS                       6.1%     5.4%     4.5%          5.5%
               INDUSTRIAL                             4.2%     4.5%     3.7%         11.7%
               CONSUMER                               7.0%     6.9%     9.1%          8.9%

                              [Logo] TELEDYNE, INC.

                     --------------------------------------
                          MAXIMIZING SHAREHOLDER VALUE
                     --------------------------------------

     [Logo] Substantial shareholder value will be created through execution of Teledyne's business plan.

     [Logo] Committed to exploring alternatives for maximizing shareholder value:
                - Commenced a process to solicit offers for the possible sale of Teledyne;
                - Retained the investment banking firm of Goldman, Sachs & Co. to assist in the process;
                - Received and is responding to expressions of interest from third parties other than WHX Corporation; and
                - Is providing WHX Corporation the opportunity to participate in the process on the same basis as any other bidder.

     [Logo]     Committed to doing the right thing for our shareholders.